Exhibit 99.1

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

II-VI Incorporated Reports Fiscal 2022 Third Quarter Results

•	Record Revenue of $828 million

•	Record Bookings of $1.2 billion, grew 48% year-over-year

•	Record Backlog of $2.1 billion, grew 88% year-over-year

•	GAAP EPS of $0.28

•	Non-GAAP EPS of $0.95

PITTSBURGH, May 10, 2022 (GLOBE NEWSWIRE) — II-VI Incorporated (Nasdaq:IIVI) (“II-VI,” “We” or the “Company”) today reported results for its fiscal 2022 third quarter ended March 31, 2022.

“We experienced a tremendous surge in demand, booking $1.2 billion of new orders, an increase of 48% compared to a year ago. Our backlog grew 88% year-over-year to $2.1 billion. Clearly, we continue to benefit from a broad and diverse portfolio of differentiated products that serve a rapidly growing list of industry-leading customers. Our substantial investments in innovation and scale, our ability to integrate our offerings in large and fast-growing markets, and our diversification strategy has become increasingly well-known and regarded industry-wide,” said Dr. Vincent D. Mattera Jr., Chair and CEO.

Dr. Mattera continued, “We had a record-breaking third quarter. Consolidated revenue increased 6% compared to last year as we delivered $828 million, above the top end of our guidance. This was driven by strength in our datacom networking business, for large enterprises, as well as for hyperscale datacenters and supercomputing clusters that underpin the growth of cloud and the metaverse.

“Our business, operations and supply chain teams leveraged our diverse global footprint to mitigate the impact of our supply constraints. Meanwhile, thanks to our very close relationships, our customers and suppliers provided us valuable guidance to help us navigate through these extraordinary times. Overall, we believe that we are well positioned to increase our momentum, outperform in the current environment, and gain share in our core markets,” concluded Dr. Mattera.

T. 724.352.4455 | ii-vi.com

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

Table 1

Financial Metrics

$ Millions, except per share amounts and %

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2022	2021	2021	2022	2021
Revenues	$827.7	$806.8	$783.2	$2,429.7	$2,297.9

GAAP Gross Profit (3)	$321.7	$311.2	$290.0	$939.5	$879.7
Non-GAAP Gross Profit (2)	$335.7	$324.8	$304.4	$978.1	$923.3

GAAP Operating Income (1)	$106.8	$98.2	$85.1	$300.0	$305.0
Non-GAAP Operating Income (2)	$172.0	$159.2	$141.0	$481.6	$452.9

GAAP Net Earnings	$49.0	$67.7	$81.1	$191.1	$215.3
Non-GAAP Net Earnings (2)	$129.0	$124.1	$111.5	$370.8	$343.2

GAAP Diluted Earnings Per Share	$0.28	$0.44	$0.66	$1.22	$1.78
Non-GAAP Diluted Earnings Per Share (2)	$0.95	$0.92	$0.91	$2.73	$2.85

Other Selected Financial Metrics
GAAP gross margin (3)	38.9%	38.6%	37.0%	38.7%	38.3%
Non-GAAP gross margin (2)	40.6%	40.3%	38.9%	40.3%	40.2%
GAAP operating margin	12.9%	12.2%	10.9%	12.3%	13.3%
Non-GAAP operating margin (2)	20.8%	19.7%	18.0%	19.8%	19.7%
GAAP return on sales	5.9%	8.4%	10.4%	7.9%	9.4%
Non-GAAP return on sales (2)	15.6%	15.4%	14.2%	15.3%	14.9%

(1)	GAAP operating income is defined as earnings before income taxes, interest expense and other expense or income, net.
(2)

All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, restructuring, integration and transaction expenses, as well as start-up costs related to the start-up of new devices for new customer applications. See Table 4 for the Reconciliation of GAAP measures to non-GAAP measures.

(3)	GAAP gross profit for prior periods has been updated to include amortization of developed technology intangible assets.

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PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

Outlook

The outlook for the fourth fiscal quarter ending June 30, 2022 is revenue of $840 million to $880 million and earnings per diluted share on a non-GAAP basis of $0.85 to $1.00. This is at today’s exchange rate and today’s estimated tax impact of 19%. Both of these are subject to variability. For the non-GAAP earnings per share, we added back to the GAAP earnings pre-tax amounts of $19 million in amortization, $17 million in share-based compensation, and $48 million in transaction, integration and other related costs. Refer to Table 8 for the share count range for the aforementioned outlook. Non-GAAP adjustments are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future.

Conference Call & Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Tuesday May 10, 2022 to discuss these results. Individuals wishing to participate in the webcast can access the event at the Company’s web site by visiting www.ii-vi.com or via https://tinyurl.com/II-VIQ3FY22EarningsCall. If you wish to participate in the call, please dial +1 734-385-4977 or 877-316-5288. When you call, please enter Confirmation Code 9481179 and provide your name and company affiliation.

The call will be recorded, and a replay will be available to interested parties who are unable to attend the live event. This service will be available up to 11:59 p.m. EST on Friday, May 13, 2022, by dialing +1-855-859-2056 or 800-585-8367 and entering the ID number 9481179.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, industrial, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this press release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 and additional risk

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PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

factors that may be identified from time to time in future filings of the Company; (iii) the conditions to the completion of the Company’s pending business combination transaction with Coherent, Inc. (the “Transaction”) and the remaining equity investment by Bain Capital, LP, including the receipt of any required shareholder and regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iv) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the Transaction, including the receipt by Coherent, Inc. (“Coherent”) of an unsolicited proposal from a third party; (v) the Company’s ability to finance the Transaction, the substantial indebtedness the Company expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; (vi) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the Company; (vii) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (viii) litigation and any unexpected costs, charges or expenses resulting from the Transaction;(ix) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (x) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (xi) the ability of the Company to retain and hire key employees; (xii) the purchasing patterns of customers and end users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to assimilate recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xviii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xix) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xx) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the SEC in connection with the Transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither the Company nor Coherent assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company’s management uses these measurements as an aid in monitoring the Company’s on-going financial performance. The non-GAAP net earnings, the non-GAAP earnings per share, the non-GAAP operating income, the non-GAAP gross profit, the non-GAAP internal research and development, the non-GAAP selling, general and administration, the non-GAAP interest and other (income) expense, and the non-GAAP income tax (benefit), measure earnings and operating income (loss), respectively, excluding non-recurring or unusual items that are considered by management to be outside the Company’s standard operation and excluding certain non-cash items. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company

T. 724.352.4455 | ii-vi.com

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance whether (i) items excluded from the non-GAAP financial measures will occur in the future or (ii) there will be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

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II-VI Incorporated and Subsidiaries

Condensed Consolidated Statements of Earnings (Unaudited)

($000 except per share data)

	Three Months Ended
	Mar 31,	Dec 31,	Mar 31,
	2022	2021	2021
Revenues	$827,724	$806,819	$783,232

Costs, Expenses & Other Expense
Cost of goods sold	506,051	495,652	493,242
Internal research and development	96,895	95,328	83,231
Selling, general and administrative	118,009	117,617	121,678
Interest expense	43,499	17,062	13,034
Other expense (income), net	241	1,806	(21,432)

Total Costs, Expenses, & Other Expense	764,695	727,465	689,753

Earnings Before Income Taxes	63,029	79,354	93,479

Income Taxes	14,027	11,697	12,387

Net Earnings	49,002	67,657	81,092

Less: Dividends on Preferred Stock	17,148	16,703	7,013

Net Earnings available to the Common Shareholders	31,854	50,954	74,079

Basic Earnings Per Share	$0.30	$0.48	$0.71

Diluted Earnings Per Share	$0.28	$0.44	$0.66

Average Shares Outstanding - Basic	106,323	106,158	104,767
Average Shares Outstanding - Diluted	116,949	116,440	116,302

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II-VI Incorporated and Subsidiaries

Condensed Consolidated Statements of Earnings (Unaudited)

($000 except per share data)

	Nine Months Ended
	March 31,	March 31,
	2022	2021
Revenues	$2,429,654	$2,297,885

Costs, Expenses & Other Expense
Cost of goods sold	1,490,190	1,418,219
Internal research and development	281,189	246,337
Selling, general and administrative	358,234	328,403
Interest expense	72,752	45,833
Other expense (income), net	(5,535)	(246)

Total Costs, Expenses, & Other Expense	2,196,830	2,038,546

Earnings Before Income Taxes	232,824	259,339

Income Taxes	41,701	44,081

Net Earnings	$191,123	$215,258

Less: Dividends on Preferred Stock	50,933	20,353

Net Earnings available to the Common Shareholders	$140,190	$194,905

Basic Earnings Per Share	$1.32	$1.88

Diluted Earnings Per Share	$1.22	$1.78

Average Shares Outstanding - Basic	106,079	103,883
Average Shares Outstanding - Diluted	116,410	114,637

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II-VI Incorporated and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

($000)

	March 31,	June 30,
	2022	2021
Assets
Current Assets
Cash, cash equivalents, and restricted cash	$2,600,315	$1,591,892
Accounts receivable	653,095	658,962
Inventories	879,510	695,828
Prepaid and refundable income taxes	16,032	13,095
Prepaid and other current assets	84,847	67,617

Total Current Assets	4,233,799	3,027,394
Property, plant & equipment, net	1,320,191	1,242,906
Goodwill	1,292,649	1,296,727
Other intangible assets, net	657,590	718,460
Deferred income taxes	38,708	33,498
Other assets	224,259	193,665

Total Assets	$7,767,196	$6,512,650

Liabilities, Mezzanine Equity and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$1,383,959	$62,050
Accounts payable	361,533	294,486
Operating lease current liabilities	28,050	25,358
Accruals and other current liabilities	350,339	347,695

Total Current Liabilities	2,123,881	729,589
Long-term debt	928,745	1,313,091
Deferred income taxes	74,523	73,962
Operating lease liabilities	115,230	125,541
Other liabilities	140,641	138,119

Total Liabilities	3,383,020	2,380,302
Total Mezzanine Equity	756,411	726,178
Total Shareholders’ Equity	3,627,765	3,406,170

Total Liabilities, Mezzanine Equity and Shareholders’ Equity	$7,767,196	$6,512,650

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II-VI Incorporated and Subsidiaries

Condensed Consolidated Statements of Cash Flows (Unaudited)

($000)

	Nine Months Ended
	March 31,
	2022	2021
Cash Flows from Operating Activities
Net cash provided by operating activities	$276,007	$446,852

Cash Flows from Investing Activities
Additions to property, plant & equipment	(195,991)	(105,331)
Purchases of businesses, net of cash acquired	—	(34,431)
Other investing activities	(5,750)	(1,057)

Net cash used in investing activities	(201,741)	(140,819)

Cash Flows from Financing Activities
Proceeds from issuance of Senior Notes	990,000	—
Proceeds from issuance of common shares	—	460,000
Proceeds from issuance of preferred shares	—	460,000
Proceeds from issuance of Series B preferred shares	—	750,000
Payments on Finisar Notes	(14,888)	—
Payments on borrowings under Term A Facility	(46,538)	(121,538)
Payments on borrowings under Term B Facility	—	(714,600)
Payments on borrowings under Revolving Credit Facility	—	(74,000)
Debt issuance costs	(10,197)	—
Equity issuance costs	—	(58,596)
Proceeds from exercises of stock options	17,177	31,562
Payments in satisfaction of employees’ minimum tax obligations	(14,948)	(8,253)
Payment of dividends	(27,608)	(13,419)
Other financing activities	(1,715)	(1,967)

Net cash provided by financing activities	891,283	709,189
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	42,874	27,042
Net increase in cash, cash equivalents, and restricted cash	1,008,423	1,042,264
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	1,591,892	493,046

Cash, Cash Equivalents, and Restricted Cash at End of Period	$2,600,315	$1,535,310

Cash paid for interest	$24,158	$17,963
Cash paid for income taxes	$34,757	$53,696
Additions to property, plant & equipment included in accounts payable	$71,477	$21,650

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Table 2

Segment Revenues, GAAP Operating Income (Loss) & Margins, and

Non-GAAP Operating Income (Loss) & Margins*

$ Millions, except %

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2022	2021	2021	2022	2021
Revenues:
Photonic Solutions	$567.8	$525.0	$508.0	$1,628.8	$1,488.6
Compound Semiconductors	259.9	281.8	275.3	800.9	809.3
Unallocated and Other	—	—	—	—	—

Consolidated	$827.7	$806.8	$783.2	$2,429.7	$2,297.9

GAAP Operating Income (Loss):
Photonic Solutions	$54.6	$49.8	$48.3	$160.9	$147.2
Compound Semiconductors	61.8	57.2	51.8	168.7	173.5
Unallocated and Other	(9.6)	(8.7)	(14.9)	(29.5)	(15.7)

Consolidated	$106.8	$98.2	$85.1	$300.0	$305.0

Non-GAAP Operating Income:
Photonic Solutions	$81.8	$76.9	$74.5	$242.7	$236.8
Compound Semiconductors	90.2	82.4	66.5	238.9	216.1
Unallocated and Other	—	—	—	—	—

Consolidated	$172.0	$159.2	$141.0	$481.6	$452.9

GAAP Operating Margin:
Photonic Solutions	9.6%	9.5%	9.5%	9.9%	9.9%
Compound Semiconductors	23.8%	20.3%	18.8%	21.1%	21.4%
Unallocated and Other	NA	NA	NA	NA	NA
Consolidated	12.9%	12.2%	10.9%	12.3%	13.3%

Non-GAAP Operating Margin:
Photonic Solutions	14.4%	14.6%	14.7%	14.9%	15.9%
Compound Semiconductors	34.7%	29.2%	24.2%	29.8%	26.7%
Unallocated and Other	NA	NA	NA	NA	NA
Consolidated	20.8%	19.7%	18.0%	19.8%	19.7%

*	Amounts may not recalculate due to rounding.

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Table 3

Reconciliation of Segment Non-GAAP Operating Income (Loss) to

GAAP Segment Operating Income (Loss)*

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2022	2021	2021	2022	2021
Non-GAAP Photonic Solutions Operating Income	$81.8	$76.9	$74.5	$242.7	$236.8
Share-based compensation	(8.8)	(9.4)	(7.6)	(27.8)	(30.2)
Amortization of acquired intangibles	(16.5)	(16.6)	(17.3)	(50.1)	(51.9)
Restructuring, integration, and transaction expenses	(1.9)	(1.1)	(1.3)	(3.9)	(7.5)

Photonic Solutions GAAP Operating Income	$54.6	$49.8	$48.3	$160.9	$147.2

Non-GAAP Compound Semiconductors Operating Income	$90.2	$82.4	$66.5	$238.9	$216.1
Share-based compensation	(9.2)	(9.3)	(9.1)	(31.7)	(30.1)
Amortization of acquired intangibles	(2.9)	(3.4)	(3.5)	(9.7)	(9.7)
Restructuring, integration, and transaction expenses	(1.7)	(1.2)	(2.2)	(2.9)	(2.8)
Start-up costs	(14.6)	(11.3)	—	(25.9)	—

Compound Semiconductors GAAP Operating Income	$61.8	$57.2	$51.8	$168.7	$173.5

Non-GAAP Unallocated and Other Operating Income (Loss)	$—	$—	$—	$—	$—
Restructuring, integration, and transaction expenses	(9.6)	(8.7)	(14.9)	(29.5)	(15.7)

Unallocated and Other GAAP Operating Income (Loss)	$(9.6)	$(8.7)	$(14.9)	$(29.5)	$(15.7)

Total GAAP Operating Income	$106.8	$98.2	$85.1	$300.0	$305.0

Non-GAAP Operating Income	$172.0	$159.2	$141.0	$481.6	$452.9

*	Amounts may not recalculate due to rounding.

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Table 4

Reconciliation of GAAP Measures to non-GAAP Measures*

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2022	2021	2021	2022	2021
Gross profit on GAAP basis (4)	$321.7	$311.2	$290.0	$939.5	$879.7
Share-based compensation	1.3	1.4	3.0	4.2	8.7
Amortization of acquired intangibles	9.4	9.7	9.6	28.7	28.9
Start-up costs(3)	1.6	1.2	—	2.8	—
Restructuring, integration, and transaction expenses(1)	1.7	1.2	1.8	2.9	6.0

Gross profit on non-GAAP basis	$335.7	$324.8	$304.4	$978.1	$923.3

Internal research and development on GAAP basis	$96.9	$95.3	$83.2	$281.2	$246.3
Share-based compensation	(2.0)	(2.0)	(4.2)	(6.3)	(12.2)
Start-up costs(3)	(13.0)	(10.1)	—	(23.1)	—

Internal research and development on non-GAAP basis	$81.9	$83.2	$79.0	$251.8	$234.1

Selling, general and administrative on GAAP basis	$118.0	$117.6	$121.7	$358.2	$328.4
Share-based compensation	(14.9)	(15.3)	(9.6)	(49.1)	(39.5)
Amortization of acquired intangibles	(10.0)	(10.3)	(11.2)	(31.1)	(32.7)
Restructuring, integration, and transaction expenses(1)	(11.5)	(9.8)	(16.7)	(33.4)	(20.1)

Selling, general and administrative on non-GAAP basis	$81.6	$82.3	$84.1	$244.6	$236.1

Operating income on GAAP basis	$106.8	$98.2	$85.1	$300.0	$305.0
Share-based compensation	18.2	18.7	16.8	59.6	60.4
Amortization of acquired intangibles	19.4	20.0	20.8	59.8	61.6
Start-up costs(3)	14.6	11.3	—	25.9	—
Restructuring, integration, and transaction expenses(1)	13.2	11.0	18.5	36.4	26.1

Operating income on non-GAAP basis	$172.0	$159.2	$141.0	$481.6	$452.9

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Table 4

Reconciliation of GAAP Measures to non-GAAP Measures (Continued)*

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2022	2021	2021	2022	2021
Interest and other (income) expense, net on GAAP basis	$43.7	$18.9	$(8.4)	$67.2	$45.6
Foreign currency exchange gains (losses), net	(1.1)	(0.2)	7.9	3.6	(4.3)
Gain on investment	—	—	—	—	7.0
Debt extinguishment expense (2)	—	—	—	—	(24.7)
Restructuring, integration, and transaction expenses(1)	(33.3)	(9.7)	11.4	(43.0)	11.4

Interest and other (income) expense, net on non-GAAP basis	$9.3	$9.0	$10.9	$27.8	$35.0

Income taxes on GAAP basis	$14.0	$11.7	$12.4	$41.7	$44.1
Tax impact of non-GAAP measures	19.8	14.4	6.3	41.3	30.8

Income taxes on non-GAAP basis	$33.8	$26.1	$18.7	$83.0	$74.9

Net earnings on GAAP basis	$49.0	$67.7	$81.1	$191.1	$215.3
Share-based compensation	18.2	18.7	16.8	59.6	60.4
Amortization of acquired intangibles	19.4	20.0	20.8	59.8	61.6
Start-up costs(3)	14.6	11.3	—	25.9	—
Foreign currency exchange (gains) losses	1.1	0.2	(7.9)	(3.6)	4.3
Gain on Innovion investment	—	—	—	—	(7.0)
Debt extinguishment expense (2)	—	—	—	—	24.7
Gain on preferred equity forward sale agreement	—	—	(11.4)	—	(11.4)
Restructuring, integration, and transaction expenses(1)	46.6	20.7	18.5	79.4	26.1
Tax impact of non-GAAP measures	(19.8)	(14.4)	(6.3)	(41.3)	(30.8)

Net earnings on non-GAAP basis	$129.0	$124.1	$111.5	$370.8	$343.2

Per share data:
Net earnings on GAAP basis
Basic Earnings Per Share	$0.30	$0.48	$0.71	$1.32	$1.88
Diluted Earnings Per Share	$0.28	$0.44	$0.66	$1.22	$1.78

Net earnings on non-GAAP basis
Basic Earnings Per Share	$1.05	$1.01	$1.00	$3.02	$3.11
Diluted Earnings Per Share	$0.95	$0.92	$0.91	$2.73	$2.85

*	Amounts may not recalculate due to rounding.
(1)

During fiscal year 2022, transaction costs primarily represent expenses incurred in relation to the pending Coherent acquisition as well as integration and restructuring charges from the Finisar acquisition. Incremental interest expense related to the financing for the Coherent transaction will be included as an adjustment in arriving at non-GAAP earnings until the transaction closes, as the associated funding is contingent on transaction close. During fiscal year 2021, transaction costs primarily represent acquisition and integration costs related to the Ascatron and Innovion acquisitions, as well as customer settlements from acquired liabilities of previous acquisitions.

(2)	During fiscal year 2021, the Company recorded debt extinguishment expense in connection with the extinguishment of the Term B Loan Facility.
(3)	Start-up costs in operating expenses incurred in the quarter were related to the start-up of new devices for new customer applications.
(4)	GAAP gross profit for prior periods has been updated to include amortization of developed technology intangible assets.

T. 724.352.4455 | ii-vi.com

Table 5

Reconciliation of GAAP Net Income (Loss), EBITDA and Adjusted EBITDA*

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2022	2021	2021	2022	2021
Net earnings on GAAP basis	$49.0	$67.7	$81.1	$191.1	$215.3
Income taxes	14.0	11.7	12.4	41.7	44.1
Depreciation and amortization	72.8	71.0	68.0	213.5	199.9
Interest expense	43.5	17.1	13.0	72.8	45.8

EBITDA (1)	$179.3	$167.4	$174.5	$519.1	$505.1

EBITDA margin	21.7%	20.7%	22.3%	21.4%	22.0%

Share-based compensation	18.2	18.7	16.8	59.6	60.4
Foreign currency exchange (gains) losses	1.1	0.2	(7.9)	(3.6)	4.3
Start-up costs	14.6	11.3	—	25.9	—
Debt extinguishment expense	—	—	—	—	24.7
Gain on investment	—	—	—	—	(7.0)
Gain on preferred equity forward sale agreement	—	—	(11.4)	—	(11.4)
Restructuring, integration, and transaction expenses (3)	13.2	13.5	18.5	38.7	26.1

Adjusted EBITDA (2)	$226.4	$211.0	$190.5	$639.7	$602.1

Adjusted EBITDA margin	27.4%	26.2%	24.3%	26.3%	26.2%

*	Amounts may not recalculate due to rounding.
(1)	EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.
(2)

Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, certain one-time restructuring, integration, and transaction expenses, debt extinguishment charges, start-up costs, and the impact of foreign currency exchange gains and losses.

(3)

During fiscal year 2022, transaction costs primarily represent fees incurred in relation to the pending Coherent acquisition as well as integration and restructuring charges from the Finisar acquisition. During fiscal year 2021, transaction costs primarily represent acquisition and integration costs related to the Ascatron and Innovion acquisitions, as well as customer settlements from acquired liabilities of previous acquisitions.

T. 724.352.4455 | ii-vi.com

Table 6

GAAP Earnings Per Share Calculation*

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2022	Dec 31, 2021	Mar 31, 2021	Mar 31, 2022	Mar 31, 2021
Numerator
Net earnings	$49.0	$67.7	$81.1	$191.1	$215.3
Deduct Series A preferred stock dividends	(6.9)	(6.9)	(6.9)	(20.7)	(20.2)
Deduct Series B redeemable preferred dividends	(10.2)	(9.8)	(0.1)	(30.2)	$(0.1)

Basic earnings available to common shareholders	$31.9	$51.0	$74.1	$140.2	$194.9

Effect of dilutive securities:
Add back interest on II-VI Convertible Notes	$0.6	$0.6	$3.1	$1.7	$9.2

Diluted earnings available to common shareholders	$32.4	51.5	$77.1	$141.8	$204.1

Denominator
Weighted average shares	106.3	106.2	104.8	106.1	103.9
Effect of dilutive securities:
Common stock equivalents	3.3	3.0	4.2	3.0	3.4
II-VI Convertible Notes	7.3	7.3	7.3	7.3	7.3

Diluted weighted average common shares	116.9	116.4	116.3	116.4	114.6

Basic earnings per common share	$0.30	$0.48	$0.71	$1.32	$1.88

Diluted earnings per common share	$0.28	$0.44	$0.66	$1.22	$1.78

*	Amounts may not recalculate due to rounding.

T. 724.352.4455 | ii-vi.com

Table 7

Non-GAAP Earnings Per Share Calculation*

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2022	Dec 31, 2021	Mar 31, 2021	Mar 31, 2022	Mar 31, 2021
Numerator
Net earnings on non-GAAP basis	$129.0	$124.1	$111.5	$370.8	$343.2
Deduct Series A preferred stock dividends	(6.9)	(6.9)	(6.9)	(20.7)	(20.2)
Deduct Series B redeemable preferred dividends	(10.2)	(9.8)	(0.1)	(30.2)	(0.1)

Basic earnings available to common shareholders	$111.9	$107.4	$104.5	$319.9	$322.8

Effect of dilutive securities:
Add back interest on II-VI Convertible Notes	$0.6	$0.6	$3.1	$1.7	$9.2
Add back Series A preferred stock dividends	6.9	6.9	6.9	20.7	20.2
Add back Series B preferred dividends	—	—	—	—	0.1

Diluted earnings available to common shareholders	$119.4	$114.9	$114.5	$342.2	$352.4

Denominator
Weighted average shares	106.3	106.2	104.8	106.1	103.9
Effect of dilutive securities:
Common stock equivalents	3.3	3.0	4.2	3.0	3.4
II-VI Convertible Notes	7.3	7.3	7.3	7.3	7.3
Series A Mandatory Convertible Preferred Stock	8.9	8.9	8.9	8.9	8.9
Series B Redeemable Preferred Stock	—	—	—	—	0.1

Diluted weighted average common shares	125.9	125.4	125.2	125.3	123.7

Basic earnings per common share on non-GAAP basis	$1.05	$1.01	$1.00	$3.02	$3.11

Diluted earnings per common share on non-GAAP basis	$0.95	$0.92	$0.91	$2.73	$2.85

*	Amounts may not recalculate due to rounding.

T. 724.352.4455 | ii-vi.com

Table 8

Example EPS Calculations (1)

$ Millions

	Hypothetical Earnings Level for Q4 FY22
Non-GAAP net earnings	$117.0	$127.0	$136.0
Deduct Series B redeemable preferred dividends	(10.4)	(10.4)	(10.4)
Add back interest on II-VI Convertible Notes	0.6	0.6	0.6

Non-GAAP net earnings available to common shareholders	$107.2	$117.2	$126.2

Diluted weighted average common shares	126.2	126.2	126.2
Diluted earnings per common share on non-GAAP basis	$0.85	$0.93	$1.00

(1)

The Company does not provide reconciliations of the hypothetical non-GAAP net earnings and hypothetical diluted non-GAAP EPS presented in this table. This table contains purely hypothetical figures, which are provided solely to illustrate how the Company would calculate diluted non-GAAP EPS under different factual scenarios.

CONTACT:

Mary Jane Raymond

Treasurer and Chief Financial Officer

investor.relations@ii-vi.com

www.ii-vi.com/contact-us

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